SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2012 (August 16, 2012)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

222 Robert Rose Drive Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.   Other Events.

On August 15, 2012, National Health Investors (NHI) announced the $25.2 million acquisition of a senior living campus in Silverdale, Washington, funded from borrowings on NHI's revolving credit facility. The 138-unit community offers independent living, assisted living and rehabilitation care. The transaction is anticipated to close this week upon final licensing approval. The text of this press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99	Press release, dated August 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:        /s/Roger Hopkins
Name:   Roger Hopkins
Title:     Principal Accounting Officer

Date:    August 16, 2012